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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 13, 2009



                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
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             (Exact name of Registrant as specified in its charter)


        Delaware                      1-13817                 11-2908692
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(State or other jurisdiction         Commission            (I.R.S. Employer
    of incorporation                 File Number          Identification No.)
    or organization)



   7908 N. Sam Houston Parkway W.
            5th Floor
          Houston, Texas                                        77064
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(Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code: (281) 931-8884


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              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 5.02  Departure of Directors or Certain Officers; Election of
           Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         Effective May 13, 2009, the board of directors of Boots & Coots International Well Control, Inc. (the "Company"), amended the Company's 2004 Long-Term Incentive Plan (the "Plan") to eliminate the board's ability to grant, without stockholder approval, incentive awards under the Plan to participants that have lower exercise prices or cash payments on the condition that participants surrender other incentive awards they may hold that have exercise prices higher than the newly granted awards.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               BOOTS & COOTS INTERNATIONAL WELL
                                               CONTROL, INC.



Date: May 13, 2009                             By: /s/ Jerry Winchester
                                                   -----------------------------
                                                   Jerry Winchester
                                                   Chief Executive Officer